UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 3, 2014

Fresh Medical Laboratories, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54600	20-1922768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

757 East South Temple
Suite 150
Salt Lake City, Utah 84102
(Address of Principal Executive Offices) (Zip Code)

(801) 204-9623
Registrant's Telephone Number, Including Area Code:

N/A
(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

      .Pre-commencement communications pursuant to Rule 13e-4(c) under theExchange Act (17 CFR 240.13e-4(c)

TABLE OF CONTENTS

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 5.07

Submission of Matters to a Vote of Security Holders

Item 9.01

Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EX. 3.1:

Second Amended and Restated Certificate of Incorporation of Fresh Medical Laboratories, Inc., dated December 8, 2014.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Fresh Medical Laboratories, Inc. (the “Company”) has filed a second amended and restated certificate of incorporation (the “Second Restated Certificate”) with the Secretary of State of Delaware, which amendment became effective on December 8, 2014. The Company’s shareholders approved the Second Restated Certificate at an annual and special meeting of shareholders on December 3, 2014.

The Second Restated Certificate amends and restated the Company’s amended and restated certificate of incorporation in its entirety to, among other things, increase the number of authorized shares of common stock from 20,000,000 to 40,000,000 and include a corresponding increase in the authorized shares of capital stock from 30,000,000 to 50,000,000.

The foregoing description of the amendments made by the Second Restated Certificate is qualified by reference to the Second Restated Certificate, a copy of which is attached hereto Exhibit 3.1 and is incorporated herein by reference.

Item 5.07

Submission of Matters to a Vote of Security Holders

On December 3, 2014, the Company held an annual and special meeting of shareholders (the “Meeting”). The shareholders approved all proposals considered at the Meeting and approved all nominees of the Company for director, as follows:

1.

The following persons were elected to serve as directors, each to serve until the next annual meeting of the shareholders of the Company or until their respective successor shall have been duly elected, unless they earlier resign or are removed:

Name of Nominee	Votes For	Withheld (Against)	Broker Non-Vote
Clark Campbell	12,963,487	689,922	125,185
Dennis Tulane	12,963,487	689,922	125,185
Tim True	12,963,487	689,922	125,185
Todd Morgan	12,919,475	733,934	125,185
Steven C. Eror	12,393,711	1,259,698	125,185
Robert W. Raybould	12,554,475	1,098,934	125,185
Wayne Adams	12,919,475	733,934	125,185
Richard McKeown	12,963,487	689,922	125,185

2.

The proposal to approve the Second Restated Certificate was approved based upon the following vote:

Votes For	13,665,844
Votes Against	153,994
Abstain/Broker Non-Vote	550,040

3.

The proposal to appoint Eide Bailly LLP as the independent public accounting firm of the Company for the fiscal year ending December 31, 2015 was approved based upon the following vote:

Votes For	14,115,688
Votes Against	116,058
Abstain/Broker Non-Vote	40

4.

The nonbinding advisory proposal to approve management compensation was approved based upon the following vote:

Votes For	11,158,716
Votes Against	1,178,581
Abstain/Broker Non-Vote	1,917,904

Accordingly, a majority of votes cast with respect to the advisory “say-on-pay” resolution was “for” approval of the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement distributed in connection with the Meeting.

5.

The shareholders of the Company holding a plurality of the shares voting with respect to the frequency of future say-on-pay votes vote in favor of every three years, based upon the following vote:

Votes For Every Three Years	6,853,051
Votes For Every Two Years	266,820
Votes For Every Year	6,434,174
Abstain	520,227

The Company’s board of directors has determined that the Company will hold say-on-pay every three years until the Company holds its next shareholder advisory vote on the frequency of future say-on-pay Votes.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Second Amended and Restated Certificate of Incorporation of Fresh Medical Laboratories, Inc., dated December 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fresh Medical Laboratories, Inc.

Dated: December 8, 2014

By: /s/ Steven C. Eror

Steven C. Eror, Chief Executive Officer

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